Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13b – 14(b) OF THE
SECURITIES EXCHANGE ACT AND 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

In connection with the Annual Report of National American University Holdings, Inc. (the “Company”) on Form 10-K for the year ended May 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sectionsection 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 18, 2019

By:	/s/ Thomas Bickart
Name:	Thomas Bickart
Title:	Chief Financial Officer
(principal financial officer and principal accounting officer)